LITMAN GREGORY FUNDS TRUST

Supplement dated November 4, 2022 to the Prospectus

of the Litman Gregory Funds Trust dated April 29, 2022, as supplemented

Notice to Existing and Prospective Shareholders of the iMGP Equity Fund (the “Fund”):

Effective November 4, 2022, as previously announced, the name of the iMGP Equity Fund has been changed to the iMGP Global Select Fund (the “Fund”), and the Fund’s principal investment strategy has been revised to be consistent with that new name, including the manner in which the Fund is required to invest its assets.

Therefore, effective the same date, all references and disclosure relating to the iMGP Equity Fund are removed from the Prospectus dated April 29, 2022, as supplemented. Existing and prospective shareholders are referred to the prospectus for the Fund dated November 4, 2022, which includes disclosure relating to the principal investment strategy and principal risks of investing in the Fund, as well as other important information regarding an investment in the Fund.

Please keep this Supplement with your Prospectus.